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                                  Gary Saunders
                                    PRESIDENT
                             EKnowledge Group, Inc.
               1520 West Sixth Street, Suite 101, Corona, CA 9280
            (Name and Address of Person Authorized to Receive Notices
          and Communications on Behalf of the Person Filing Statement)
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                                 WITH A COPY TO:
                             KARL E. RODRIGUEZ, ESQ
                              24843 Del Prado, #318
                              Dana Point, CA 92629
                                 (949) 248-9561
                               fax (949) 248-1688
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  August 25, 2000

                         Commission File Number: 0-29183



                             EKNOWLEDGE GROUP, INC.
                    formerly known as Richmond Services, Inc.

Nevada                                                                91-1982250
(Incorporation)                                                    (IRS  Number)

1520  West  Sixth  Street,  Suite  101,  Corona,  CA                       92880
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (909)  372-2800



             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.



     We have engaged a new Independent Auditor, prospectively, to review and comment on its next Annual Report, and to assist management in preparing other current reports.

     There has been no dispute of any kind or sort with any auditor on any subject.

     The new principal independent accounting firm is Merdiner, Fruchter, Rosen & Corso, 888 7th Avenue, New York, NY 10106, 212-757-8400, replacing Todd D. Chisholm cpa of Crouch, Bierwolf & Chisholm, our initial principal auditor. The decision to change accountants was recommended and approved by our new Board of Directors, following the change of control of this Reporting Corporation.

     The former auditor, Todd D. Chisholm cpa of Crouch, Bierwolf & Chisholm, neither resigned nor declined to stand for election. The former auditor's reports on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim periods through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B.

     The firm of Merdiner, Fruchter, Rosen & Corso was engaged by the Board of Directors as the new certifying accountants on August 21, 2000.

     A letter addressed to the Secuirites and Exchanges Commission from the former auditor stating his agreement with the disclosures made in this filing is filed as an exhibit hereto.

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                                    EXHIBITS

      The  following  exhibit  is furnished in accordance with the provisions of
Item  601  and  Regulation  S-B.

     Exhibit  No.               Description

     16.1                    Letter  on  change  in  certifying  accountant from
Crouch,  Bierwolf  &                              Chisholm.  (Filed  herewith.)




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

August  28,  2000

                             EKNOWLEDGE GROUP, INC.

                                       by



                                /s/Gary Saunders
                                  Gary Saunders
                               authorized officer

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                                  EXHIBIT 16.1

                    LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

               FROM TODD CHISHOLM CPA, CROUCH, BIERWOLF & CHISHOLM
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                           CROUCH, BIERWOLF & CHISHOLM
                                 P.O. BOX 540216
                       NORTH SALT LAKE CITY UT 84054-0216



August  25,  2000


Securities  and  Exchange  Commission
450  -  Fifth  Street,  N.W.
Washington,  D.C.  20549


                           Re: eKnowledge Group, Inc.


Dear  Sir  or  Madam:

     This firm has reviewed Item 4 of eKnowledge Group, Inc.'s Curent Report on Form 8-K, dated August 25, 2000, in regards to our replacement as its certifying accountants. Please be advised that we are in concurrence with the disclosures therein.

     We  neither  resigned  nor  declined  to  stand  for  election.

     Our reports on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim period through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B.


Sincerely,


/s/Todd  D.  Chisholm
Todd  D.  Chisholm  cpa
Crouch,  Bierwolf  &  Chisholm

                                        4
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